Discontinued operations	12 Months Ended
Dec. 31, 2023
Discontinued operations
Discontinued operations

41.Discontinued operations

As per the Group’s Board of Directors’ decision dated December 20, 2023; a share transfer agreement was signed on 29 December 2023 for the transfer of all shares, along with all rights and debts, of Lifecell LLC, Global LLC, and Ukrtower, which are the Group’s wholly owned subsidiaries. The sale is expected to be completed within a year from the reporting date. As of 31 December 2023, Lifecell, UkrTower and Global LLC have been classified as a disposal group held for sale and as a discontinued operation. Disposal group was previously included within Turkcell International segment group. The statement of profit or loss of a disposal group for the year are presented below:

	31 December 2023	31 December 2022	31 December 2021

Revenue	7,737,020	7,921,451	7,665,767
Cost of revenue	(4,763,836)	(5,670,807)	(5,436,914)
Gross profit	2,973,184	2,250,644	2,228,853

Selling and marketing expenses	(443,848)	(444,724)	(509,207)
Administrative expenses	(254,215)	(258,865)	(258,037)
Other operating income/(expense), net	192,786	152,396	(4,907)
Operating profit	2,467,907	1,498,620	1,456,702
Net finance costs / income	(206,260)	(733,388)	(695,285)
Profit before income tax	2,261,647	966,063	761,417
Tax benefit /(expense)	(291,973)	(123,693)	(42,690)
Profit/(loss) for the year from discontinued operations	1,969,674	842,370	718,727

41.Discontinued operations (continued)

The major classes of assets and liabilities of the disposal group classified as held for sale as at 31 December are, as follows:

31 December 2023
Assets
Property, plant and equipment (Note 12)	5,797,891
Right-of-use assets (Note 16)	1,327,438
Intangible assets (Note 13)	3,299,805
Trade receivables	269,898
Deferred tax assets (Note 18)	1,315,876
Inventories	53,042
Other non current asset	151,771
Financial assets at amortized cost	736,174
Cash and cash equivalents	4,017,443
Other current asset	136,432
Assets held for sale	17,105,770

Liabilities
Borrowings	4,524,403
Employee benefit obligations	34,730
Current tax liabilities	4,200
Trade and other payables	891,447
Other non current liabilities	5,337
Deferred revenue	17,804
Contract liabilities	460,244
Provisions (Note 32)	389,511
Liabilities directly associated with the assets held for sale	6,327,676

Net assets directly associated with disposal group	10,778,094

Amounts included in accumulated OCI:
Foreign currency translation reserve	6,140,191
Reserve of disposal group classified as held for sale	6,140,191

The net cash flows incurred by the disposal group are, as follows:

	31 December 2023	31 December 2022 (*)	31 December 2021 (*)
Cash flows from operating activities	4,878,305	4,122,088	5,098,656
Cash flows from investing activities	(1,842,419)	(3,163,689)	(3,095,876)
Cash flows from financing activities	(826,913)	(785,688)	(910,800)
Net cash (outflow)/inflow	2,208,973	172,710	1,091,979

41.Discontinued operations (continued)

Deferred tax asset related to discontinued operations

Lifecell, which is included in the disposal group, has recognised a deferred tax asset at the amount of TL 1,177,312 as of 31 December 2023 (31 December 2022: TL 1,047,014), as it is considered probable that future taxable profits will be available to benefit from the deductible tax losses amounting to TL 6,540,624 (31 December 2022: TL 5,816,742). The mentioned tax losses are available indefinitely for offsetting against future taxable profits. As of 31 December 2023, the Group used business plans in determining the amount of deferred tax assets that is recoverable and concluded that tax losses can be utilized within 4 years.

As of 31 December 2023, sensitivity analysis conducted by reducing the key inputs of the business plans, namely subscriber growth rate and the average revenue per subscriber, by 5%, resulted in an extended projected utilization period by one year.